SUPPLEMENT DATED JULY 29, 2024
TO THE PROSPECTUS AND SUMMARY PROSPECTUSES EACH DATED APRIL 29, 2024

AMERICAN GENERAL LIFE INSURANCE COMPANY
VARIABLE SEPARATE ACCOUNT
Polaris Advisory Variable Annuity

This supplement updates certain information in the Appendix A – Underlying Funds Available Under the Contract to the most recent prospectus, updating summary prospectus, and initial summary prospectus (collectively, the “Prospectus”). Effective on or about July 29, 2024, the Current Expenses for below Underlying Funds have been updated as follows.
Underlying Fund Name	Share Class	New Current Expense
SA Allocation Balanced Portfolio	Class 1	0.76%*
SA Allocation Growth Portfolio	Class 1	0.80%*
SA Allocation Moderate Growth Portfolio	Class 1	0.78%*
SA Allocation Moderate Portfolio	Class 1	0.77%*
SA American Century Inflation Protection Portfolio	Class 1	0.65%
SA Putnam Asset Allocation Diversified Growth Portfolio	Class 1	0.93%*
* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. For additional information, see the Underlying Fund prospectus available online at www.corebridgefinancial.com/ProductProspectuses or by calling (855) 421-2692.
Please keep this supplement with your Prospectus.